SUPPLEMENTAL CONSOLIDATED FINANCIAL STATEMENT INFORMATION - Schedule of Prepaid Expenses and Other Current Assets (Details) - USD ($) $ in Thousands	Jan. 31, 2022	Jan. 31, 2021
Condensed Financial Information Disclosure [Abstract]
Prepaid expenses	$ 22,653	$ 22,037
Deferred cost of revenue	3,096	4,570
Income tax receivables	5,464	1,379
Other	757	2,065
Total prepaid expenses and other current assets	$ 31,970	$ 30,051